Exhibit 99.1
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Contacts: Sherman Miller, President and CEO
Max P. Bowman, Vice President and CFO
(601) 948-6813
CAL-MAINE FOODS REPORTS RESULTS
FOR FIRST QUARTER FISCAL 2024
RIDGELAND, Miss. (October

3, 2023) - Cal-Maine

Foods, Inc. (NASDAQ:

CALM) (“Cal-Maine Foods”

or
the “Company”),

the largest

producer and

distributor of fresh

shell eggs

in the United

States, today reported
results for the first quarter of fiscal 2024 (thirteen weeks) ended September 2, 2023.

First Quarter Fiscal Year 2024 Highlights
●
Quarterly net sales of $459.3 million
●
Quarterly net income of $926,000 or $0.02 per basic and diluted common share
●
Net average selling price for specialty eggs increased 8.4 percent quarter-over-quarter
●
Cash dividend of $294,000, or $0.006 per share, pursuant to the Company’s established dividend policy
Overview
Sherman Miller, president and chief executive officer of Cal-Maine Foods, Inc., stated, “Our results for the

first quarter

of fiscal

2024 reflect

the current

dynamic market

conditions.

After reaching

record
high levels in

fiscal 2023, average

selling prices for

shell eggs have

since returned to

more normalized levels
as

the

overall

egg

supply

recovers

from

the

most

recent

highly

pathogenic

avian

influenza

(“HPAI”)
outbreak, which depleted

the national hen

supply.

Customer demand has

been favorable with

conventional
egg volumes higher than

a year ago,

offset by lower sales

of specialty eggs.

We continue to

focus on offering
customers a wide

range of quality

choices in shell

eggs, as well

as egg products

offerings, with a

favorable
product mix in line with changing consumer demand trends.

“Our operations ran well during

the quarter, and we benefitted

from lower feed costs, although

we
generally

continued

to

incur

higher

input

costs.

Our

team

has

continued

to

focus

on

managing

our
operations in an efficient and sustainable

manner.

While there have been no recent

outbreaks of HPAI in
commercial

egg

laying

flocks,

we

remain

diligent

in

following

strict

protocols

and

continue

to

invest

in
additional resources

to reduce

future risk.

We commend

the work

of our

managers and

employees who
responsibly managed

our production

and continued

to bring

more quality

eggs to

the market

to support
our valued customers.

We also have a number of expansion projects underway to increase our production capacity, and we look forward to the opportunities to expand our market reach.

“In addition

to our

organic growth

initiatives, we

have continued

to expand

our business

through
selective

acquisitions.

Following

the

end

of

the

first

quarter,

we

announced

a

definitive

agreement

to
acquire substantially all

the assets of

Fassio Egg Farms,

Inc., related to

its commercial shell

egg production,
and processing business, located in

Erda, Utah, outside of Salt Lake

City.

The assets to be acquired

include
facilities with a

current capacity of

approximately 1.2 million

laying hens, primarily

cage-free, a feed

mill,
pullets,

a

fertilizer

production

and

composting

operation

and

land.

We

expect

to

close

this

transaction
during the second

fiscal quarter.

We are excited

about the opportunity

to expand our

market presence in
Utah and the western United States,” added Miller.

Cal-Maine Foods Reports First Quarter Fiscal 2024 Results

October 3, 2023
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Sales Performance & Operating Highlights
Max Bowman,

vice president

and chief

financial officer

of Cal-Maine

Foods, Inc.,

added, “For

the
first quarter of

fiscal 2024, our

net sales were

$459.3 million compared

with $658.3 million

for the same
period

last

year,

which

was

an

exceptionally

strong

first

quarter

performance

driven

by

record

average
conventional selling prices and record

specialty sales volumes. The decline

in revenue for the first

quarter
of

fiscal

2024

was

primarily

due

to

the

decrease

in

the

net

average

selling

price

for

conventional

eggs,
partially offset

by the

increase in

the net

average selling

price for

specialty eggs.

Net income

for the

first
quarter of fiscal

2024 was $926,000,

or $0.02 per

diluted share, compared

with $125.3 million,

or $2.57
per diluted share, for the first quarter of fiscal 2023.
“Conventional egg net average selling price per dozen was $1.241 for the first quarter of fiscal 2024 compared with $2.368 for

the prior-year quarter. Conventional

egg selling prices declined

significantly in
the first quarter of

fiscal 2024 compared to

the first quarter

of fiscal 2023

as the U.S. egg

supply recovers
from the most recent HPAI outbreak. Net average selling price for specialty eggs rose to $2.278 per dozen, compared with

$2.101 per

dozen for

the first

quarter of

fiscal 2023.

Specialty dozens

sold were

33.5% of
total dozens sold in the first quarter of fiscal 2024 compared with 34.7% in the prior-year period.

“We reported

an operating

loss of

$6.8 million

for the

first quarter

of fiscal

2024, compared

with
operating income of

$163.9 million for

the prior-year quarter,

reflecting lower conventional

shell egg prices
and

increased

labor

costs,

partially

offset

by

lower

farm

production

costs

due

to

the

decrease

in

feed
ingredient prices. We

remained focused on

disciplined cost management

as we generally

continued to incur
higher

input

costs

at

our

production,

processing

and

distribution

centers,

as

well

as

costs

incurred

for
additional bio-security measures to

mitigate the risk of

HPAI. Overall, first quarter

farm production costs
per dozen

decreased 1.0%

compared with

the prior-year

quarter. For

the first

quarter of

fiscal 2024, feed
costs per dozen were $0.597, a 10.5% decrease compared with the first quarter of fiscal 2023.

“Current indications for corn project an overall better stocks-to-use ratio; however,

until this year’s
harvest is

complete and

as long

as outside

factors remain

uncertain [including

weather patterns

and the
Russia-Ukraine

war

and

its

effect

on export

markets],

volatility

could

remain.

Soybean

meal supply

has
remained tight relative to demand in the first quarter of fiscal 2024.
13 Weeks Ended
September 2, 2023 August 27, 2022
Dozen Eggs Sold (000) 273,126 275,317
Conventional Dozen Eggs Sold (000) 181,530 179,712
Specialty Dozen Eggs Sold (000) 91,596 95,605
Dozen Eggs Produced (000) 250,356 257,654
% Specialty Sales (dozen) 33.5% 34.7%
% Specialty Sales (dollars) 47.7% 31.8%
Net Average Selling Price (per dozen) $ 1.589 $ 2.275
Net Average Selling Price Conventional Eggs (per dozen) $ 1.241 $ 2.368
Net Average Selling Price Specialty Eggs (per dozen) $ 2.278 $ 2.101
Feed Cost (per dozen) $ 0.597 $ 0.667
Product Mix & Cage-Free Eggs
“Specialty

eggs

remain

an

important

area

of

focus

of

Cal-Maine

Food’s

growth

strategy.

A

top
priority

of

this

strategy

is

to

expand

our

cage-free

production

capacity

with

the

goal

of

meeting

future
customer needs in line with changing state requirements.

We continue to work closely with our customers
regarding their expected

timing and purchase

decisions related to

their previously announced

plans to offer
cage-free

eggs

exclusively

by

specific

future

dates.

We

have

invested

significant

capital

to

acquire

and
construct cage-free facilities as our volume of cage-free egg sales has continued to increase and account for

Cal-Maine Foods Reports First Quarter Fiscal 2024 Results

October 3, 2023
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a greater share of

our product mix. Cage-free

egg revenue comprised approximately

33.0% of total net

shell
egg revenue for the first quarter of fiscal 2024,” added Bowman.
Table Egg Supply Outlook
The most recent outbreak of HPAI affected the Company’s

business and financial results primarily
during

the

fourth

quarter

of

fiscal

2022

and

continuing

into

the

first

part

of

the

fourth

quarter

of

fiscal
2023.

While the last occurrence

in a commercial egg laying

flock was in December 2022,

there have been
occurrences

in

other

avian

populations

in

the

U.S.

since

then.

HPAI

is

still

present

in

the

wild

bird
population

and

the

extent

of

possible

future

outbreaks,

particularly

during

the

upcoming

fall

migration
season, cannot be predicted. There have been no positive tests for HPAI at any of Cal-Maine Foods’ owned or contracted production facilities as of

October 2, 2023. Based on USDA

data, the Company believes that
the U.S. layer

hen flock, which

declined as a

result of flock

depletions due to

HPAI, has largely

recovered
but remains slightly lower than the five-year average.
Layer

hen

numbers

reported

by

the

USDA

as

of

September

1,

2023,

were

318.2

million,

which
represents an increase of 3.1% compared with

the layer hen inventory a year ago. The

USDA also reported
that

the

hatch

from

April

2023

through

August

2023

increased

2.0%

as

compared

with

the

prior-year
period, indicating that layer flocks may continue to increase in the future.

Looking Ahead
Miller

added,

“We

look

forward

to

the

opportunities

ahead

for

Cal-Maine

Foods

in

fiscal

2024.

While

we

face

ongoing

challenges

related

to

the

threat

of

HPAI

and

inflationary

headwinds,

we

will
continue to manage the aspects of our business we can control.

We are uniquely positioned to support the
nation’s food

supply with

nutritious and

affordable protein,

and we

believe demand

for our

products will
continue to grow.

We are confident we have the right strategy in place to meet this demand, with a proven operating model

that will

drive long-term

growth.

Across our

operations, we

have a

shared commitment
to

our

mission

to

be

the

most

reliable

and

sustainable

producer

of

fresh

shell

eggs

and

egg

products.
Importantly, we have a dedicated workforce, and sufficient capital to fund internal expansion projects and consider

additional

potential

acquisitions

to

support

our

strategy.

Above

all,

we

will

strive

to

meet

the
demands of our valued customers and deliver greater value to our shareholders.
”
Dividend Payment
For

the

first

quarter

of

fiscal

2024,

Cal-Maine

Foods

will

pay

a

cash

dividend

of

approximately
$0.006

per

share

to

holders

of

its

common

and

Class

A

common

stock.

Pursuant

to

Cal-Maine

Foods’
variable dividend policy,

for each quarter

in which the

Company reports net

income, the Company

pays a
cash

dividend

to

shareholders

in

an

amount

equal

to

one-third

of

such

quarterly

income.

Following

a
quarter

for

which

the

Company

does

not

report

net

income,

the

Company

will

not

pay

a

dividend

with
respect

to

that

quarter

or

for

a

subsequent

profitable

quarter

until

the

Company

is

profitable

on

a
cumulative basis

computed from

the date

of the

most recent

quarter for

which a

dividend was

paid. The
amount

paid

per

share

will

vary

based

on

the

number

of

outstanding

shares

on

the

record

date.

The
dividend is payable on November 16, 2023, to holders of record on November 1, 2023.
About Cal-Maine Foods
Cal-Maine Foods,

Inc. is

primarily engaged

in the

production, grading,

packaging, marketing

and
distribution

of

fresh

shell

eggs,

including

conventional,

cage-free,

organic,

brown,

free-range,

pasture-
raised and nutritionally

enhanced eggs. The

Company, which is

headquartered in

Ridgeland, Mississippi,
is the largest

producer and distributor

of fresh shell

eggs in the

United States and

sells the majority

of its
shell

eggs

in

states

across

the

southwestern,

southeastern,

mid-western

and

mid-Atlantic

regions

of

the
United States.

Cal-Maine Foods Reports First Quarter Fiscal 2024 Results

October 3, 2023
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Forward Looking Statements
Statements

contained

in

this

press

release

that

are

not

historical

facts

are

forward-looking
statements as that

term is defined

in the Private

Securities Litigation

Reform Act of

1995. The forward-
looking

statements

are

based

on

management’s

current

intent,

belief,

expectations,

estimates

and
projections

regarding

our

company

and

our

industry.

These

statements

are

not

guarantees

of

future
performance and involve risks,

uncertainties, assumptions and

other factors that are

difficult to predict
and may be beyond

our control. The factors

that could cause actual

results to differ materially

from those
projected

in

the

forward-looking

statements

include,

among

others,

(i)

the

risk

factors

set

forth

in

the
Company’s SEC filings

(including

its Annual Reports

on Form 10-K,

Quarterly Reports on

Form 10-Q and
Current

Reports

on Form

8-K),

(ii)

the

risks and

hazards

inherent

in

the

shell

egg

business

(including
disease, pests,

weather conditions

and potential

for recall),

including but

not limited

to the

most recent
outbreak of highly pathogenic

avian influenza affecting poultry

in the U.S., Canada

and other countries
that was first detected in commercial flocks in the U.S. in February 2023, (iii) changes in the demand for and market prices of

shell eggs and feed

costs, (iv) our ability

to predict and meet

demand for cage-free
and other specialty eggs, (v) risks, changes or obligations that could result from our future acquisition of
new

flocks

or

businesses

and

risks

or

changes

that

may

cause

conditions

to

completing

a

pending
acquisition

not

to

be

met,

(vi)

risks

relating

to

increased

costs,

and

higher

and

potentially

further
increases in inflation and interest rates, which began in response to market conditions caused in part by the

COVID-19

pandemic

and

which

generally

have

been

exacerbated

by

the

Russia-Ukraine

war

that
began in February 2023, (vii)

our ability to retain existing

customers, acquire new customers and

grow
our

product

mix,

and

(viii)

adverse

results

in

pending

litigation

matters.

SEC

filings

may

be

obtained
from the

SEC or

the Company’s

website
,

www.calmainefoods.com.

Readers are

cautioned not

to place
undue reliance

on forward-looking

statements because,

while we

believe the

assumptions on

which the
forward-looking

statements

are

based

are

reasonable,

there

can

be

no

assurance

that

these

forward-
looking statements

will prove

to be

accurate. Further,

the forward-looking

statements included

herein
are only

made as

of the

respective dates

thereof, or

if no

date is

stated, as

of the

date hereof.

Except as
otherwise required by law,

we disclaim any intent

or obligation to

publicly update these forward-looking
statements, whether as a result of new information, future events or otherwise.

Cal-Maine Foods Reports First Quarter Fiscal 2024 Results

October 3, 2023
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CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands, except per share amounts)
SUMMARY STATEMENTS OF INCOME
13 Weeks Ended
September 2, 2023 August 27, 2022
Net sales $ 459,344 $ 658,344
Cost of sales 413,911 440,854
Gross profit 45,433 217,490
Selling, general and administrative 52,246 53,607
(Gain) loss on disposal of fixed assets (56) 33
Operating income (loss) (6,757) 163,850
Other income, net 7,490 1,630
Income before income taxes 733 165,480
Income tax expense 322 40,346
Net income 411 125,134
Less: Loss attributable to noncontrolling interest (515) (153)
Net income attributable to Cal-Maine Foods, Inc. $ 926 $ 125,287
Net income per common share:
Basic $ 0.02 $ 2.58
Diluted $ 0.02 $ 2.57
Weighted average shares outstanding:
Basic 48,690 48,623
Diluted 48,840 48,811

Cal-Maine Foods Reports First Quarter Fiscal 2024 Results

October 3, 2023
-END-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands)

SUMMARY BALANCE SHEETS
September 2, 2023 June 3, 2023
ASSETS
Cash and short-term investments $ 609,962 $ 647,914
Receivables, net 159,150 187,213
Inventories, net 280,801 284,418
Prepaid expenses and other current assets 14,145 5,380
Current assets 1,064,058 1,124,925
Property, plant and equipment, net 752,580 744,540
Other noncurrent assets 83,729 85,060
Total assets $ 1,900,367 $ 1,954,525
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses $ 126,088 $ 145,601
Dividends payable 294 37,130
Current liabilities 126,382 182,731
Deferred income taxes and other liabilities 162,655 162,211
Stockholders' equity 1,611,330 1,609,583
Total liabilities and stockholders' equity $ 1,900,367 $ 1,954,525